MASSMUTUAL FUNDS
MassMutual Overseas Fund
Supplement dated March 20, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information replaces the information for Michael L. Manelli found under the heading Portfolio Manager(s) in the section titled Management (on page 56 of the Prospectus):
Michael L. Manelli, CFA is a Vice President, a Portfolio Manager, and a Sr. International Investment Analyst at Harris. He has managed the Fund since January 2017. He is expected to step down as a portfolio manager of the Fund on July 1, 2025.
Effective July 1, 2025, the following information will supplement the information found under the heading Portfolio Manager(s) in the section titled Management (on page 56 of the Prospectus):
Anthony P. Coniaris, CFA is Chairman, Co-Chief Investment Officer of International Equities (effective April 1, 2025), and a Portfolio Manager at Harris. He has managed the Fund since July 2025.
Effective immediately, the following information replaces similar information for Michael L. Manelli found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 88 of the Prospectus:
Michael L. Manelli, CFA
is a portfolio manager of the Overseas Fund. Mr. Manelli is a Vice President, a Portfolio Manager, and a Sr. International Investment Analyst at Harris. Prior to joining Harris in 2005, Mr. Manelli was a Research Associate/Analyst at Morgan Stanley from 2001 to 2005. He is expected to step down as a portfolio manager of the Fund on July 1, 2025.
Effective July 1, 2025, the following information will supplement the information for Harris Associates L.P. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 88 of the Prospectus:
Anthony P. Coniaris, CFA
is a portfolio manager of the Overseas Fund. Mr. Coniaris is Chairman, Co-Chief Investment Officer of International Equities (effective April 1, 2025), and a Portfolio Manager at Harris. Mr. Coniaris joined Harris as a research associate in 1999 and was an analyst from 2003 to 2019.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-05
O-25-02